Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Casella Waste Systems, Inc. for the period ended October 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, Edmond R. Coletta, Senior Vice President and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

Date: December 5, 2014

By:	/s/ Edmond R. Coletta
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)